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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): April 16, 2007





                             IVOICE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its chapter)



  NEW JERSEY                      333-120490                     20-1862731
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  (State of                      (Commission                  (I.R.S. Employer
organization)                    File Number)                Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:        (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 16, 2007, iVoice Technology, Inc. issued a Secured Convertible Debenture (the "Debenture") to Cornell Capital Partners, LP. ("Cornell") for the sum of $700,000 in exchange for a previously issued promissory note for the same amount. The Debenture has a term of three years, pays interest at the rate of 5% per annum and is convertible into the Company's Class A Common Stock at a Conversion Price equal to eighty percent (80%) of the lowest closing Bid Price of the Common Stock during the five (5) trading days immediately preceding the Conversion Date. Additionally, on April 16, 2007, the Company, Cornell and the Company's transfer agent, Fidelity Transfer Company, entered into an Irrevocable Transfer Agent Instructions related to the conversion of the Debenture.

         On April 16, 2007, the Company and Cornell entered into an Amendment to the Amended and Restated Standby Equity Distribution Agreement dated as of the 12th day of December 2005 which revised the restrictions upon the Company's ability to sell equity.



SECTION 2 - FINANCIAL INFORMATION
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Item 1.01



SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 regarding the issuance of the Debenture. We relied upon the exemption provided in Section 4(2) of the Securities Act and/or Rule 506 thereunder, which covers "transactions by an issuer not involving any public offering," to issue securities discussed above without registration under the Securities Act of 1933, as amended.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (d)  Exhibits

    10.1  $700,000 Secured Convertible Debenture dated March 30, 2007.

    10.2 Irrevocable Transfer Agent Instructions by and among the Company, Cornell Capital Partners, LP and Fidelity Transfer Company.

    10.3 Amendment to the Amended and Restated Standby Equity Distribution Agreement dated as of the 12th day of December 2005 by and between the Company and Cornell Capital Partners, LP dated April 16, 2007.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IVOICE TECHNOLOGY, INC,



Date:    April 18, 2007                By: /s/ Jerome Mahoney
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                                           Jerome Mahoney
                                           President and Chief Executive Officer


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                                INDEX OF EXHIBITS



10.1     $700,000 Secured Convertible Debenture dated March 30, 2007.

10.2 Irrevocable Transfer Agent Instructions by and among the Company, Cornell Capital Partners, LP and Fidelity Transfer Company.

10.3 Amendment to the Amended and Restated Standby Equity Distribution Agreement dated as of the 12th day of December 2005 by and between the Company and Cornell Capital Partners, LP dated April 16, 2007.